                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

     [_]     Preliminary Proxy Statement
     [_]     Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
     [x]     Definitive Proxy Statement
     [_]     Definitive Additional Materials
     [_]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Excelsior Tax-Exempt Funds, Inc.
             -------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
             -------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):
   [_]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
   [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
   [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)  Title of each class of securities to which transaction applies:
        __________________________________________________________________

   (2)  Aggregate number of securities to which transaction applies:
        __________________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        __________________________________________________________________

   (4)  Proposed maximum aggregate value of transaction:
        __________________________________________________________________

   (5)  Total fee paid:
        __________________________________________________________________

   [x]  Fee paid previously with preliminary materials.

   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:
        __________________________________________________________________
   (2)  Form, Schedule or Registration Statement No.:
        __________________________________________________________________
   (3)  Filing Party:
        __________________________________________________________________
   (4)  Date filed:
        __________________________________________________________________

            EXCELSIOR FUNDS, INC. EXCELSIOR TAX-EXEMPT FUNDS, INC.
                               ----------------
                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                               ----------------

                                                              September 9, 1996

To the Shareholders of  Excelsior Funds, Inc. and  Excelsior Tax-Exempt Funds,
Inc.:

  Special Meetings of Shareholders of Excelsior Funds, Inc. ("Excelsior") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt" and, collectively with Excelsior, the "Companies") will be held concurrently on October 29, 1996 at 9:30 A.M. in the offices of U.S. Trust Company of New York at 114 West 47th Street, New York, New York for the following purposes:

    (1)to elect nine (9) directors;

    (2) to consider and vote on the ratification of the selection of Ernst & Young LLP as each Company's independent auditors for the fiscal year ending March 31, 1997;

    (3) to consider and vote on a revised fundamental issuer diversification policy for the Money, Government Money and Treasury Money Funds of Excelsior and the Tax-Exempt Money Fund of Excelsior Tax-Exempt; and

    (4) to transact such other business as may properly come before the Special Meetings or any adjournment thereof.

  The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meetings of Shareholders in person. Shareholders of record at the close of business on August 28, 1996 have the right to vote at the Special Meetings. If you cannot be present at the Special Meetings, we urge you to fill in, sign and promptly return the enclosed Proxy in order that the Special Meetings can be held and a maximum number of shares may be voted.

                                          W. Bruce McConnel, III

                                          Secretary

                            EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                               73 TREMONT STREET
                  BOSTON, MASSACHUSETTS 02108 (800) 446-1012

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of Excelsior Funds, Inc. ("Excelsior") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt" and, collectively with Excelsior, the "Companies") for use at the Companies' Special Meetings of Shareholders to be held concurrently in the offices of United States Trust Company of New York ("U.S. Trust") at 114 West 47th Street, New York, New York, on October 29, 1996 at 9:30 A.M. Such Special Meetings and any adjournment thereof are hereinafter collectively referred to as the "Meeting." Each Company's investment portfolios are hereinafter referred to as "Funds," and the Funds' shares are hereinafter referred to as "Shares."

  It is expected that the solicitation of proxies will be primarily by mail. The Companies' officers and service contractors may also solicit proxies by telephone, telegraph or personal interview. The Companies will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the particular Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed form of proxy (the "Proxy") are expected to be distributed to shareholders on or about September 9, 1996.

  The following table summarizes the proposals to be voted on at the Meeting by the shareholders of each Company and indicates those shareholders who are being solicited with respect to each proposal:

                    PROPOSAL                        SHAREHOLDERS SOLICITED
                    --------                        ----------------------
                                            All Funds voting together in the
  1. Election of Directors.                 aggregate.
  2. Ratification of the selection of Ernst All Funds voting together in the
     & Young LLP as the Company's           aggregate.
     independent auditors for the fiscal
     year ending March 31, 1997.
  3.                                        Each Money Market Fund (as defined
     Approval of revised fundamental issuer below) voting separately on a Fund-by-
     diversification policy.                Fund basis.

  A Proxy is enclosed with respect to the Shares owned by you. The Proxy should be completed in full. Each full Share is entitled to one vote, and each fractional Share to a proportionate fractional vote. Cumulative voting in the election of directors is not permitted.

  If a Proxy is executed properly and returned, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If you do not expect to be present at the Meeting and wish your Shares to be voted, please date and sign the enclosed Proxy and mail it in the enclosed reply envelope.

                     (1) ELECTION OF DIRECTORS (ALL FUNDS)

  At the Meeting shareholders will be asked to consider the election of nine directors, who will constitute the entire Board of Directors of each Company. Each director so elected will hold office until his successor is elected and qualifies, or until his term as a director is terminated as provided in the particular Company's By-Laws. The persons named as proxies in the accompanying Proxy have been designated by the Boards of Directors and intend to vote for the nominees named below. Messrs. Campbell, Dugan, Frankl, Tannachion, Robinson and Wonham are incumbent directors who are standing for re-election. Messrs. Campbell, Dugan, Frankl, Tannachion and Robinson were most recently elected as directors at a Special Meeting of Shareholders held on November 20, 1991. Mr. Wonham was elected to the Boards of Directors at regular meetings of such Boards held on November 17, 1995. The directors of the Companies who are not "interested persons" of the Companies as defined in the Investment Company Act of 1940 (the "Non-Interested Directors") have nominated Messrs. Drake, McDowell and Piel as new directors to be voted on by the respective Companies' shareholders.

  All Shares represented by valid Proxies will be voted in the election of directors for each nominee named below unless authority to vote for a particular nominee is withheld. With respect to each Company, the nine nominees who receive the highest number of votes cast at the Meeting will be elected as directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Boards of Directors may recommend unless a decision is made to reduce the number of directors serving on the Boards. The following table sets forth certain information about each of the nominees:

                          DIRECTOR                BUSINESS EXPERIENCE
        NAME         AGE    SINCE            SINCE DURING PAST FIVE YEARS
        ----         --- ----------- --------------------------------------------
 Donald L. Campbell1  70 August 1984 Retired; Director of Excelsior and Excelsior
                                     Tax-Exempt; Director of UST Master Variable
                                     Series, Inc. (since 1994); Trustee of
                                     Excelsior Institutional Trust (since 1995);
                                     Director, Royal Life Insurance Co. of New
                                     York (since 1991).
 Rodman L. Drake      53 N/A         Trustee, Excelsior Institutional Trust and
                                     Excelsior Funds (since 1994); Director,
                                     Parsons Brinkerhoff, Inc. (engineering firm)
                                     (since 1995); President, Mandrake Group
                                     (investment and consulting firm) (since
                                     1994); Director, Hyperion Total Return Fund,
                                     Inc. and four other funds for which Hyperion
                                     Capital Management, Inc. serves as
                                     investment adviser (since 1991); Co-
                                     Chairman, KMR Power Corporation (power
                                     plants) (since 1993); Director, The Latin
                                     American Growth Fund (since 1993); Member of
                                     Advisory Board, Argentina Private Equity

- --------
1. At August 28, 1996, Mr. Campbell owned approximately 18,830 shares of the New York Intermediate-Term Tax-Exempt Fund of Excelsior Tax-Exempt.

                                DIRECTOR             BUSINESS EXPERIENCE
           NAME           AGE    SINCE          SINCE DURING PAST FIVE YEARS
           ----           --- ------------ --------------------------------------
                                           Fund L.P. (from 1992 to 1996) and
                                           Garantia L.P. (Brazil) (from 1993 to
                                           1996); and Director, Mueller
                                           Industries, Inc. (from 1992 to 1994).
 Joseph H. Dugan           71 August 1984  Retired; Director of Excelsior and
                                           Excelsior Tax-Exempt; Director of UST
                                           Master Variable Series, Inc. (since
                                           1994); Trustee of Excelsior
                                           Institutional Trust (since 1995).
 Wolfe J. Frankl/2/        75 April 1986   Retired; Director of Excelsior and
                                           Excelsior Tax-Exempt; Director of UST
                                           Master Variable Series, Inc. (since
                                           1994); Trustee of Excelsior
                                           Institutional Trust (since 1995);
                                           Director, Deutsche Bank Financial,
                                           Inc. (since 1989); Director, The
                                           Harbus Corporation (since 1951);
                                           Trustee, HSBC Funds Trust and HSBC
                                           Mutual Funds Trust (since 1988).
 W. Wallace McDowell, Jr.  59 N/A          Trustee, Excelsior Institutional Trust
                                           and Excelsior Funds (since 1994);
                                           Private Investor (since 1994);
                                           Managing Director, Morgan Lewis
                                           Githens & Ahn (from 1991 to 1994); and
                                           Director, U.S. Homecare Corporation
                                           (since 1992), Grossmans, Inc. (from
                                           1993 to 1996), Children's Discovery
                                           Centers (since 1984), ITI
                                           Technologies, Inc. (since 1992) and
                                           Jack Morton Productions (since 1987).
 Jonathan Piel             57 N/A          Trustee, Excelsior Institutional Trust
                                           and Excelsior Funds (since 1994); Vice
                                           President and Editor, Scientific
                                           American, Inc. (from 1986 to 1994);
                                           Director, Group for The South Fork,
                                           Bridgehampton, New York (since 1993);
                                           and Member, Advisory Committee, Knight
                                           Journalism Fellowships, Massachusetts
                                           Institute of Technology (since 1984).
 Robert A. Robinson/3/     70 October 1987 Director of Excelsior and Excelsior
                                           Tax-Exempt; Director of UST Master
                                           Variable Series, Inc. (since 1994);
                                           Trustee of Excelsior Institutional
                                           Trust (since 1995); President
                                           Emeritus, The Church Pension Fund and
                                           its affiliated companies (since

- --------
2. At August 28, 1996, Mr. Frankl owned approximately 2,611 shares of the Equity Fund, 4,085 shares of the Income and Growth Fund and 2,145 shares of the Early Life Cycle Fund of Excelsior.
3. At August 28, 1996, Mr. Robinson owned approximately 16,181 shares of the Short-Term Tax-Exempt Securities Fund, 11,391 shares of the Long-Term Tax-Exempt Fund, 39,268 shares of the Intermediate-Term Tax-Exempt Fund and 44,700 shares of the Tax-Exempt Money Fund of Excelsior Tax-Exempt.

                                 DIRECTOR             BUSINESS EXPERIENCE
           NAME            AGE     SINCE         SINCE DURING PAST FIVE YEARS
           ----            --- ------------- ------------------------------------
                                             1966); Trustee, H.B. and F.H. Bugher
                                             Foundation and Director of its
                                             wholly owned subsidiaries--Rosiclear
                                             Lead and Flourspar Mining Co. and
                                             The Pigmy Corporation (since 1984);
                                             Director, Morehouse Publishing Co.
                                             (since 1974); Trustee, HSBC Funds
                                             Trust and HSBC Mutual Funds Trust
                                             (since 1982); Director, Infinity
                                             Funds, Inc. (since 1995).
 Alfred C. Tannachion*,/3/  70 July 1985     Retired; Chairman of the Boards,
                                             President and Treasurer of Excelsior
                                             and Excelsior Tax-Exempt; Chairman
                                             of the Board, President and
                                             Treasurer of UST Master Variable
                                             Series, Inc. (since 1994); Chairman
                                             of the Board, President and
                                             Treasurer of Excelsior Institutional
                                             Trust (since 1995).
 Frederick S. Wonham*,/4/   65 November 1995 Retired; Director of Excelsior and
                                             Excelsior Tax-Exempt; Trustee of
                                             Excelsior Funds and Excelsior
                                             Institutional Trust (since 1995);
                                             Vice Chairman of U.S. Trust
                                             Corporation and U.S. Trust Company
                                             of New York (until September 1995);
                                             Chairman, U.S. Trust of Connecticut.

- --------
* This director is considered to be an "interested person" of the Companies as defined in the Investment Company Act of 1940 (the "1940 Act").

3. At July 31, 1996 Mr. Tannachion owned approximately 1,000 shares of common stock of U.S. Trust Corporation, the parent corporation of U.S. Trust, and approximately 707 shares of common stock of The Chase Manhattan Corporation, the parent corporation of Chase Global Funds Services Company, the Companies' co-administrator.

4. At September 6, 1996 Mr. Wonham owned approximately 35,842 shares of common stock of U.S. Trust Corporation, the parent corporation of U.S. Trust, and approximately 20,800 shares of common stock of The Chase Manhattan Corporation, the parent corporation of Chase Global Funds Services Company, the Companies' co-administrator. At August 28, 1996, Mr. Wonham owned approximately 3,097 shares of the International Fund, 1,030 shares of the Business and Industrial Restructuring Fund, 1,295 shares of the Early Life Cycle Fund and 1,282 shares of the Communication and Entertainment Fund of Excelsior, and 175,462 shares of the Tax-Exempt Money Fund and 14,144 shares of the Short-Term Tax-Exempt Securities Fund of Excelsior Tax-Exempt.

  Each director receives an annual fee of $9,000 with respect to each Company plus a per-Company meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum with respect to each Company for services in such capacity.

  As of August 28, 1996, the directors and officers of each Company as a group owned beneficially less than 1% of the outstanding Shares of each Fund of the Company, and less than 1% of the outstanding Shares of all Funds of the Company in the aggregate.

  The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.

                                               PENSION OR
                                               RETIREMENT         TOTAL
                                                BENEFITS       COMPENSATION
                                               ACCRUED AS   FROM THE COMPANIES
                               AGGREGATE        PART OF          AND FUND
        NAME OF            COMPENSATION FROM      FUND        COMPLEX* PAID
    PERSON/POSITION          EACH COMPANY       EXPENSES       TO DIRECTORS
    ---------------        -----------------   ----------   ------------------
Donald L. Campbell              $16,500           None         (4)**$39,500
 Director
Joseph H. Dugan                 $16,500           None         (4)**$39,500
 Director
Wolfe J. Frankl                 $16,500           None         (4)**$39,500
 Director
Robert A. Robinson              $16,500           None         (4)**$39,500
 Director
Alfred C. Tannachion            $21,500           None         (4)**$51,500
 Chairman of the Boards,
 President and Treasurer
Frederick S. Wonham              $6,375           None         (4)**$14,424
 Director

- --------
* The "Fund Complex" consists of Excelsior, Excelsior Tax-Exempt, UST Master Variable Series, Inc., Excelsior Funds and Excelsior Institutional Trust.

** Number of investment companies in the Fund Complex for which director serves as director or trustee.

  Each Board of Directors met 5 times during the Companies' fiscal year ended March 31, 1996. Each director attended all of the Board meetings held during the period he served as a director. Neither Company currently has any standing committees. However, pursuant to the plan adopted by Excelsior in accordance with Rule 12b-1 under the 1940 Act with respect to the Trust Shares of Excelsior, the Non-Interested Directors of Excelsior are responsible for the selection and nomination of candidates to serve as Non-Interested Directors.

THE BOARD OF DIRECTORS OF EACH COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE FOR DIRECTOR OF THE COMPANY.

             (2) RATIFICATION OF INDEPENDENT AUDITORS (ALL FUNDS)

  At their meeting on May 17, 1996, each Company's Board of Directors, including a majority of the directors who were Non-Interested Directors of the Company, selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1997. The ratification or rejection of the selection of the independent auditors for each Company's fiscal year ending March 31, 1997 is to be voted upon at the Meeting, and the persons named as proxies in the accompanying Proxy intend to vote for the ratification of the selection of Ernst & Young LLP as each Company's independent auditors, unless contrary instructions are given. The selection of independent auditors is being submitted for ratification at the Meeting as required by the 1940 Act. Ernst & Young LLP has been each Company's independent auditor since its organization, and has informed each Company that it has no material direct or indirect financial interest in either Company. A representative of Ernst & Young LLP is expected to be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS OF EACH COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

   (3) APPROVAL OF REVISED FUNDAMENTAL ISSUER DIVERSIFICATION POLICY (MONEY
                              MARKET FUNDS ONLY)

  At the Meeting, shareholders of the Money, Government Money and Treasury Money Funds of Excelsior and the Tax-Exempt Money Fund of Excelsior Tax-Exempt (collectively, the "Money Market Funds") will be asked to approve revisions to the fundamental issuer diversification policy of these Funds. As revised, the fundamental issuer diversification policy would read as follows:

  No Money Market Fund may purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of each Money Market Fund's total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, each Money Market Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule.

For purposes of this policy, "Government Security" currently means: (i) any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing; and (ii) any other security as may be deemed to be a "Government Security" by the Securities and Exchange Commission for these purposes. A security would be considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user. In addition, under certain circumstances, the guarantor of a guaranteed security would also be considered to be an issuer in connection with such guarantee.

  The proposed revised fundamental policy is consistent with the new flexibility with respect to issuer diversification requirements provided by pending amendments to Rule 2a-7 under the 1940 Act. Each Money Market Fund currently may not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government obligations, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation. The pending amendments to Rule 2a-7 and the proposed revised issuer diversification policy would permit the Money Market Funds to exclude from this issuer diversification requirement securities that are subject to an unconditional demand feature from a party that does not control, is not controlled by and is not under common control with the issuer of the security subject to the demand feature.

  As an operating policy, each Money Market Fund will be managed in accordance with Rule 2a-7, as amended from time to time. Under Rule 2a-7, a taxable money market fund like the Money, Government Money and Treasury Money Funds currently may invest up to 5% of its total assets in the securities of a single issuer (other than government securities), except that the money market fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days after purchase thereof. The pending amendments to Rule 2a-7 extend this 5% issuer diversification requirement and the exceptions discussed above to national tax-exempt money market funds like the Tax-Exempt Money Fund.

  The approval of the revised fundamental issuer diversification policy with respect to a Money Market Fund requires the affirmative vote of the holders of a "majority of the outstanding Shares" of the Money Market Fund (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of the Money Market Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Money Market Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Money Market Fund.

THE BOARD OF DIRECTORS OF EACH COMPANY RECOMMENDS THAT SHAREHOLDERS OF EACH MONEY MARKET FUND VOTE "FOR" THE REVISED FUNDAMENTAL ISSUER DIVERSIFICATION POLICY.

                              VOTING INFORMATION

  RECORD DATE. Only shareholders of record at the close of business on August 28, 1996 will be entitled to vote at the Meeting. On that date the outstanding Shares of each Fund of Excelsior and Excelsior Tax-Exempt were as follows:

                                                        NUMBER OF
EXCELSIOR FUND                                      SHARES OUTSTANDING
- --------------                                      ------------------
Money Fund                                           403,640,189.090
Government Money Fund                                506,743,396.970
Treasury Money Fund                                  309,153,761.660
Equity Fund*                                          11,268,679.264
Income and Growth Fund                                 8,725,753.051
Long-Term Supply of Energy Fund                        2,580,934.516
Productivity Enhancers Fund                            3,282,072.000
Environmentally-Related Products and Services Fund       693,711.413
Aging of America Fund*                                 4,964,367.141
Communication and Entertainment Fund*                  4,795,128.150

                                                 NUMBER OF
EXCELSIOR FUND                               SHARES OUTSTANDING
- --------------                               ------------------
Business and Industrial Restructuring Fund*     6,117,476.848
Global Competitors Fund*                        7,631,549.148
Early Life Cycle Fund*                          8,399,292.545
International Fund                             10,050,210.597
Emerging Americas Fund                          6,453,421.226
Pacific/Asia Fund                               9,032,993.510
Pan European Fund                               5,786,928.970
Managed Income Fund                            21,106,591.007
Intermediate-Term Managed Income Fund          10,052,401.076
Short-Term Government Securities Fund           4,117,328.285
                                                 NUMBER OF
EXCELSIOR TAX-EXEMPT                         SHARES OUTSTANDING
- --------------------                         ------------------
Tax-Exempt Money Fund                         966,928,687.190
Intermediate-Term Tax-Exempt Fund              28,071,275.219
Long-Term Tax-Exempt Fund                      11,162,554.177
New York Intermediate-Term Tax-Exempt Fund     11,228,576.243
Short-Term Tax-Exempt Securities Fund           6,147,157.817

- --------
* These Funds offer a separate series of Shares designated as Trust Shares which had not commenced operations as of the record date for the Meeting.

  QUORUM. With respect to both the election of directors and the ratification of the independent auditors, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares of each Company's Funds on an aggregate basis. With respect to the proposal to approve the revised fundamental issuer diversification policy for the Money Market Funds, a quorum is constituted with respect to a Money Market Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares of such Money Market Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting and calculating votes, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present at the Meeting but which have not been voted. Therefore, abstentions and broker "non-votes" will be treated as having no effect on the votes with respect to the election of directors and the ratification of the independent auditors, but will be treated as having the same effect as a vote against the proposal to approve the revised fundamental issuer diversification policy for the Money Market Funds. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve a particular Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those Proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such Proposal against any adjournment.

  ANNUAL MEETINGS. Neither Company intends to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders, at which time the directors then in office will call a special shareholder meeting for the election of directors. The directors of each Company will also call a special shareholder meeting upon the written request of shareholders owning at least 25% or more of the Company's Shares entitled to vote.

  OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, U.S. Trust and its affiliates held of record approximately 89% and 90% of the outstanding Shares of Excelsior and Excelsior Tax-Exempt, respectively, as agent or custodian for their customers. In addition, at that date U.S. Trust and its affiliates held investment and/or voting power with respect to a majority of each Company's outstanding Shares on behalf of their customers. The name, address and share ownership of each other person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding Shares of any Fund at that date were as follows:

                                                                                 PERCENTAGE
                                                                                  OF FUND
                                                                     AMOUNT        SHARES
            FUND                       NAME AND ADDRESS          OF SHARES OWNED   OWNED
            ----              ---------------------------------  --------------- ----------
Treasury Money..............  French Holding Escrow Account        23,093,112        7.5%
                              c/o U.S. Trust Company
                              114 W. 47th Street
                              New York, N.Y. 10036
                              W.H. Reaves & Co. Proprietary        15,725,399        5.1%
                              Account c/o U.S. Trust Company
                              114 W. 47th Street
                              New York, N.Y. 10036
Government Money............  H.P. Dooney                          25,945,273        5.1%
                              c/o U.S. Trust Company
                              114 W. 47th Street
                              New York, N.Y. 10036
Equity......................  U.S. Trust Corporation Retirement     2,088,703       18.5%
                              Fund 114 W. 47th Street
                              New York, N.Y. 10036
Environmentally-Related
 Products and Services......  V. Camuto Equity Account                 62,344        9.0%
                              c/o U.S. Trust Company
                              114 W. 47th Street
                              New York, N.Y. 10036
International...............  U.S. Trust Corporation Retirement     1,328,395       13.2%
                              Fund 114 W. 47th Street
                              New York, N.Y. 10036
Managed Income..............  U.S. Trust Corporation Retirement     9,185,644       43.5%
                              Fund 114 W. 47th Street
                              New York, N.Y. 10036

                            ADDITIONAL INFORMATION

OFFICERS OF THE COMPANIES

  Officers of each Company are elected by and serve at the pleasure of the Company's Board of Directors. The following table sets forth certain information about each Company's officers, except Mr. Tannachion who is the President and Treasurer of each Company and about whom information is provided under "Election of Directors." The same officers serve each Company.

                                             POSITION               BUSINESS
                              OFFICER        WITH THE           EXPERIENCE DURING
 NAME                   AGE    SINCE           FUND              PAST FIVE YEARS
 ----                   --- ----------- ------------------- ------------------------
 John M. Corcoran        31 July 1994   Assistant Treasurer Vice President, Director
 Chase Global Funds                                         of Administration,
  Services Company                                          Client Group, Chase
 73 Tremont Street                                          Global Funds Services
 Boston, MA 02108-3913                                      Company (since July
                                                            1996); Second Vice
                                                            President, Manager of
                                                            Administration, Chase
                                                            Global Funds Services
                                                            Company (from October
                                                            1993 to July 1996);
                                                            Audit Manager, Ernst &
                                                            Young LLP (from August
                                                            1987 to September 1993).
 Sherry Aramini          32 July 1996   Assistant Secretary Second Vice President,
 Chase Global Funds                                         Blue Sky Compliance
  Services Company                                          Manager, Chase Global
 73 Tremont Street                                          Funds Services Company
 Boston, MA 02108-3913                                      (since May 1996);
                                                            Technical Resource
                                                            Manager, Chase Global
                                                            Funds Services Company
                                                            (from April 1995 to May
                                                            1996); Financial
                                                            Reporting Supervisor,
                                                            Chase Global Funds
                                                            Services Company (from
                                                            September 1993 to April
                                                            1995); Audit Supervisor,
                                                            Coopers & Lybrand L.L.P.
                                                            (from July 1990 to
                                                            August 1993).
 W. Bruce McConnel, III  53 August 1984 Secretary           Partner of the law firm
 Philadelphia National                                      of Drinker Biddle &
  Bank Building                                             Reath.
 1345 Chestnut Street
 Philadelphia, PA
 19107-3496

                               ----------------

  Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees from each Company in connection with general corporate services.

              INFORMATION ABOUT INVESTMENT ADVISER, SUB-ADVISERS,
                        ADMINISTRATORS AND DISTRIBUTOR

  U.S. Trust serves as each Company's investment adviser. U.S. Trust's principal offices are at 114 West 47th Street, New York, New York 10036. Foreign and Colonial Asset Management ("FACAM") serves as sub-adviser to the International and Pan European Funds of Excelsior and Foreign and Colonial Emerging Markets Limited ("FCEML") serves as sub-adviser to the Emerging Americas and Pacific/Asia Funds of Excelsior. FACAM and FCEML each have principal offices at Exchange House, Primrose Street, London EC2A2NY.

  U.S. Trust, Chase Global Funds Services Company ("CGFSC") and Federated Administrative Services ("Federated") serve as each Company's administrators. CGFSC's principal business address is 73 Tremont Street, Boston, Massachusetts 02108-3913 and Federated's principal business address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

  Edgewood Services, Inc. (the "Distributor") serves as each Company's distributor. The Distributor's address is P.O. Box 897, Pittsburgh, PA 15230-0897.

                                 OTHER MATTERS

  No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of each Company.

Dated: September 9, 1996

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

  EACH COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS RESPECTIVE ANNUAL REPORTS TO SHAREHOLDERS DATED MARCH 31, 1996 TO ANY SHAREHOLDER UPON REQUEST. EACH COMPANY'S ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY SENDING A WRITTEN REQUEST TO THE COMPANY AT THE ADDRESS PROVIDED ON PAGE 1, OR BY CALLING TOLL-FREE AT (800) 446-1012.

PROXY CARD

        THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS OF EXCELSIOR FUNDS, INC. AND EXCELSIOR TAX-EXEMPT FUNDS, INC. (the "Companies")

         Special Meetings of Shareholders (collectively, the "Meeting")
                                October 29, 1996

The undersigned, revoking previous proxies, hereby appoints Frances R. Cagney, David F. Connor and Michael P. Malloy, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of Common Stock evidencing interests in all Funds of each Company that are held of record by the undersigned on the record date for the Meeting to be held at the offices of United States Trust Company of New York, 114 W. 47th Street, New York, NY 10036 on October 29, 1996 at 9:30 A.M. (Eastern Time) and at any adjournments thereof.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of all nominees to serve as director and FOR Proposals 2 and 3.



     [Name and address  ___________ Shares of Excelsior Fund
     of Shareholder]    ___________ Shares of Excelsior Tax-
                                     Exempt Fund


                              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED
                              ENVELOPE. NO POSTAGE IS REQUIRED.

                              _____________________________
                              (Signature(s) of Shareholder(s))

                              Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your fill title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Date: ___________, 1996

                           (VOTING ON REVERSE SIDE)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


FOR SHAREHOLDERS OF ALL FUNDS OF EACH COMPANY:

     1. Election of Directors for each Company.

                    FOR all nominees         WITHOLD AUTHORITY
                    listed at left           to vote for all nominees
                    (except as indicated     listed
                    to the contrary at left  at left

Nominees:                     [ ]                  [ ]
- --------
Donald L. Campbell
Rodman L. Drake
Joseph H. Dugan
Wolfe J. Frankl
W. Wallace McDowell, Jr.
Jonathan Piel
Robert A. Robinson
Alfred C. Tannachion
Frederick S. Wonham

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

________________________________________________

     2. Proposal to ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 1997.

               FOR            AGAINST         ABSTAIN

               [ ]            [ ]             [ ]

FOR SHAREHOLDERS OF MONEY, GOVERNMENT MONEY AND TREASURY MONEY FUNDS OF EXCELSIOR FUNDS, INC. AND SHAREHOLDERS OF TAX-EXEMPT MONEY FUND OF EXCELSIOR TAX-EXEMPT FUNDS, INC.:

     3. Proposal to approve a modification to the current fundamental issuer diversification policy.

               FOR            AGAINST         ABSTAIN

               [ ]            [ ]             [ ]

The proxies are authorized to vote in their discretion on any other business which may properly come before the Meeting and any adjournment thereof.

                    (PLEASE DATE AND SIGN ON REVERSE SIDE)